SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2005

Transkaryotic Therapies, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-21481	04-3027191

(State or other juris-	(Commission	(IRS Employer
diction of incorporation	File Number)	Identification No.)

700 Main Street, Cambridge, Massachusetts		02139

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 349-0200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE

Item 8.01. Other Events.

     On January 17, 2005, Wayne P. Yetter resigned from his position as Chairman of the Board of Directors of Transkaryotic Therapies, Inc. (“TKT”), and Lydia Villa-Komaroff, a director of TKT, was appointed Chairman of the Board of Directors to succeed him. Mr. Yetter will remain a director of TKT and continue to serve as Chairman of the Audit Committee of the Board of Directors of TKT.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2005	TRANSKARYOTIC THERAPIES, INC.
	By:	/s/Michael J. Astrue
Michael J. Astrue
President and Chief Executive Officer